EXHIBIT 99



SEMPLE, MARCHAL & COOPER, UP                                               BDO
CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS                             IDMAN
===============================================================       ALLIANCE
 2700 NORTH CENTRAL AVENUE, NINTH FLOOR, PHOENIX, ARIZONA 85004
 o TEL 602-241-1500 o FAX 602-234-1867






June 22, 2009



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We have read the statements made by Oncologix Tech, Inc., which we understand will be filed with the Commission, pursuant to Item 4.01(a) of Form 8-K. We agree with the statements concerning our Firm in such 8-K as contained in Item 4.01(a). As to all other items, we have no knowledge.



Sincerely,

/s/  Semple, Marchal, & Cooper, LLP
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     Semple, Marchal, & Cooper, LLP